                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

                  The undersigned directors and officers of Brunswick Corporation, a Delaware corporation (the "Company"), do hereby nominate, constitute and appoint Marschall I. Smith and Lloyd C. Chatfield II and each of them individually, the true and lawful attorney or attorneys of the undersigned, with power to act with or without the others and with full power of substitution and resubstitution, to execute in the name and on behalf of the undersigned as directors and officers of the Company, the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2002 and any and all amendments thereto; and each of the undersigned hereby ratifies and approves all that said attorneys or any of them shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in one or more counterparts on the date set opposite his or her name.

      Capacity                            Signature                      Date
      --------                            ---------                      ----
Chairman of the Board, Chief
Executive Officer (Principal        /s/ GEORGE W. BUCKLEY             February 4, 2003
Executive Officer) and Director     ---------------------             ----------------
                                    George W. Buckley


Director                            /s/ NOLAN D. ARCHIBALD            February 4, 2003
                                    ----------------------            ----------------
                                    Nolan D. Archibald


Director                            /s/ DORRIT J. BERN                February 4, 2003
                                    ------------------                ----------------
                                    Dorrit J. Bern


Director                            /s/ JEFFREY L. BLEUSTEIN          February 4, 2003
                                    ------------------------          ----------------
                                    Jeffrey L. Bleustein


Director                            /s/ MICHAEL J. CALLAHAN           February 4, 2003
                                    -----------------------           ----------------
                                    Michael J. Callahan


Director                            /s/ MANUEL A. FERNANDEZ           February 4, 2003
                                    -----------------------           ----------------
                                    Manuel A. Fernandez

      Capacity                            Signature                      Date
      --------                            ---------                      ----
Director                            /s/ PETER HARF                    February 4, 2003
                                    --------------                    ----------------
                                    Peter Harf


Vice Chairman and                   /s/ PETER B. HAMILTON             February 4, 2003
Director                            ---------------------             ----------------
                                    Peter B. Hamilton


Director                            /s/ JAY W. LORSCH                 February 4, 2003
                                    -----------------                 ----------------
                                    Jay W. Lorsch


Director                            /s/ BETTYE MARTIN MUSHAM          February 4, 2003
                                    ------------------------          ----------------
                                    Bettye Martin Musham


Director                            /s/ GRAHAM H. PHILLIPS            February 4, 2003
                                    ----------------------            ----------------
                                    Graham H. Phillips


Director                            /s/ ROBERT L. RYAN                February 4, 2003
                                    ------------------                ----------------
                                    Robert L. Ryan


Director                            /s/ ROGER W. SCHIPKE              February 4, 2003
                                    --------------------              ----------------
                                    Roger W. Schipke


Director                            /s/ RALPH C. STAYER               February 4, 2003
                                    -------------------               ----------------
                                    Ralph C. Stayer




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